SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                            THE GABELLI UTILITY TRUST
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
     0-11.

     1) Title of each class of securities to which transaction applies:


     2)  Aggregate number of securities to which transaction applies:


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):


     4)  Proposed maximum aggregate value of transaction:


     5)  Total fee paid:


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:


    2) Form, Schedule or Registration Statement No.:


    3) Filing Party:


    4) Date Filed:

                            THE GABELLI UTILITY TRUST

                              One Corporate Center
                            Rye, New York 10580-1422
                                 (914) 921-5070

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 9, 2005

                               ------------------

To the Shareholders of
THE GABELLI UTILITY TRUST

      Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of The Gabelli Utility Trust (the "Trust") will be held at The Round Hill Room, Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870, on Monday, May 9, 2005, at 11:00 a.m., for the following purposes:

      1. To elect four (4) Trustees of the Trust, three to be elected by the holders of the Trust's Common Shares and holders of its 5.625% Series A Cumulative Preferred Shares and Series B Auction Market Cumulative Preferred Shares ("Preferred Stock"), voting together as a single class, and one to be elected by holders of the Trust's Preferred Stock, voting as a separate class (PROPOSAL 1); and

      2.    To   consider   and  vote  upon  such   other   matters,   including
            adjournments, as may properly come before said Meeting or any adjournments thereof.

      These  items  are  discussed  in  greater  detail  in the  attached  Proxy
Statement.

      The close of business on March 1, 2005 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE TRUST. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                                              By Order of the Board of Trustees,

                                              JAMES E. MCKEE
                                              SECRETARY

April 15, 2005

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

      1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

      2.    JOINT  ACCOUNTS:  Either  party may sign,  but the name of the party
            signing   should   conform   exactly   to  the  name  shown  in  the
            registration.

      3. ALL OTHER ACCOUNTS: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

           REGISTRATION                                  VALID SIGNATURE
           ------------                                  ---------------

           CORPORATE ACCOUNTS

           (1) ABC Corp.                                 ABC Corp.
           (2) ABC Corp.                                 John Doe, Treasurer
           (3) ABC Corp.
               c/o John Doe, Treasurer                   John Doe
           (4) ABC Corp., Profit Sharing Plan            John Doe, Trustee

           TRUST ACCOUNTS

           (1) ABC Trust                                 Jane B. Doe, Trustee
           (2) Jane B. Doe, Trustee
               u/t/d 12/28/78                            Jane B. Doe

           CUSTODIAN OR ESTATE ACCOUNTS

           (1) John B. Smith, Cust.
               f/b/o John B. Smith, Jr. UGMA             John B. Smith
           (2) John B. Smith, Executor
               Estate of Jane Smith                      John B. Smith, Executor

                            TELEPHONE/INTERNET VOTING

      Various brokerage firms may offer the convenience of providing your voting instructions via telephone or the Internet for shares held through such firms. If available, instructions are included with this Proxy Statement and proxy card.

                            THE GABELLI UTILITY TRUST

                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS

                                   MAY 9, 2005

                                   ----------

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Gabelli Utility Trust (the "Trust") for use at the Annual Meeting of Shareholders of the Trust to be held on Monday, May 9, 2005, at 11:00 a.m., at The Round Hill Room, Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870, and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement, all of which are first being mailed to shareholders on or about April 15, 2005.

      In addition to the solicitation of proxies by mail, officers of the Trust and officers and regular employees of EquiServe Trust Company N.A. ("EquiServe"), the Trust's transfer agent, and affiliates of EquiServe or other representatives of the Trust also may solicit proxies by telephone, telegraph, Internet or in person. In addition, the Trust has retained The Altman Group, Inc. to assist in the solicitation of proxies for a minimum fee of $2,500 plus reimbursement of expenses. The costs of the proxy solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Trust. The Trust will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

      THE TRUST'S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE TRUST AT ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422, BY CALLING THE TRUST AT 800-422-3554 OR VIA THE INTERNET AT WWW.GABELLI.COM.

      If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted "FOR" the election of the nominees as Trustees listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Meeting.

      A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Trust entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

      The close of business on March 1, 2005 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

      The Trust has two classes of capital stock: common shares, par value $0.001 per share (the "Common Stock") and preferred shares consisting of 5.625% Series A Cumulative Preferred Shares ("Series A Preferred") and Series B Auction Market Cumulative Preferred Shares ("Series B Preferred"), each having a par value of $0.001 per share (together, the "Preferred Stock") and (together with the Common Stock, the "Shares"). The holders of the Common Stock and Preferred Stock are each entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date, March 1, 2005, there were 29,032,565 shares of Common Stock, 1,184,200 shares of Series A Preferred Stock and 1,000 shares of Series B Preferred Stock outstanding.

      As of the record date, there were no persons known to the Trust to be beneficial owners of more than 5% of the Trust's outstanding shares of Common Stock or Preferred Stock.

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

PROPOSAL                COMMON STOCKHOLDERS                      PREFERRED STOCKHOLDERS
--------                -------------------                      ----------------------
1.   Election and       Common and Preferred Stockholders,       Common and Preferred Stockholders,
     of Trustees        voting together as a single class,       voting together as a single class,
                        vote to elect three Trustees:            vote to elect three Trustees:
                        Frank J. Fahrenkopf, Jr.,                Frank J. Fahrenkopf, Jr.,
                        Robert J. Morrissey,                     Robert J. Morrissey,
                        Salvatore J. Zizza                       Salvatore J. Zizza

                                                                 Preferred Stockholders,
                                                                 voting as a separate class,
                                                                 vote to elect one Trustee:
                                                                 Anthony J. Colavita

2.  Other Business      Common and Preferred Stockholders, voting together as a single class.

      In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

               PROPOSAL 1: TO ELECT FOUR (4) TRUSTEES OF THE TRUST

NOMINEES FOR THE BOARD OF TRUSTEES

      The Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Anthony J. Colavita, Frank J. Fahrenkopf, Jr., Robert J. Morrissey, and Salvatore J. Zizza have each been nominated by the Board of Trustees for a three year term to expire at the Trust's 2008 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Each of the Trustees has served in that capacity since the March 29, 1999 organizational meeting of the Trust. All of the Trustees of the Trust are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the "Adviser") or its affiliates serve as investment adviser. The classes of Trustees are indicated below:

NOMINEES TO SERVE UNTIL 2008 ANNUAL MEETING OF SHAREHOLDERS
Anthony J. Colavita
Frank J. Fahrenkopf, Jr.
Robert J. Morrissey
Salvatore J. Zizza

TRUSTEES SERVING UNTIL 2007 ANNUAL MEETING OF SHAREHOLDERS
Mario J. Gabelli, CFA
Dr. Thomas E. Bratter
Vincent D. Enright

TRUSTEES SERVING UNTIL 2006 ANNUAL MEETING OF SHAREHOLDERS
James P. Conn
John D. Gabelli
Karl Otto Pohl
Anthony R. Pustorino, CPA

      Under the Trust's Declaration of Trust, Statement of Preferences and the Investment Company Act of 1940, as amended (the "1940 Act"), holders of the Trust's outstanding Preferred Stock, voting as a separate class, are entitled to elect two Trustees, and holders of the Trust's outstanding Common Stock and Preferred Stock, voting as a single class, are entitled to elect the remaining Trustees, subject to the provisions of the 1940 Act and the Trust's Declaration of Trust, Statement of Preferences and By-Laws. The holders of the Trust's outstanding Preferred Stock would be entitled to elect the minimum number of additional Trustees that would represent a majority of the Trustees in the event that dividends on the Trust's Preferred Stock are in arrears for two full years. No dividend arrearages exist as of the date of this Proxy Statement. Messrs. Colavita and Conn are currently the Trustees elected solely by the holders of the Trust's Preferred Stock. A quorum of the Preferred Stockholders must be present at the Meeting in order for the proposal to elect Mr. Colavita to be considered.

      Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

INFORMATION ABOUT TRUSTEES AND OFFICERS

      Set forth in the table below are the existing Trustees and Nominees for election to the Board of the Trust and officers of the Trust, including information relating to their respective positions held with the Trust, a brief statement of their principal occupations during the past five years and other directorships, if any.

                               TERM OF                                                                               NUMBER OF
                             OFFICE AND                                                                         PORTFOLIOS IN FUND
NAME, POSITION(S)             LENGTH OF                                                                               COMPLEX
    ADDRESS(1)                   TIME              PRINCIPAL OCCUPATION(S)             OTHER DIRECTORSHIPS            OVERSEEN
    AND AGE                   SERVED(2)            DURING PAST FIVE YEARS                HELD BY TRUSTEE             BY TRUSTEE
    -------                   ---------            ----------------------                ---------------             ----------
INTERESTED TRUSTEES(3):
-----------------------
MARIO J. GABELLI           Since 1999***    Chairman of the Board and Chief            Director of Morgan Group           24
Trustee and                                 Executive Officer of Gabelli Asset         Holdings, Inc. (holding
Chief Investment Officer                    Management Inc. and Chief                  company)
Age: 62                                     Investment Officer-Value Portfolios
                                            of Gabelli Funds, LLC and GAMCO
                                            Investors, Inc.; Chairman and Chief
                                            Executive Officer of Lynch Interactive
                                            Corporation (multimedia and services)

JOHN D. GABELLI            Since 1999**     Senior Vice President of Gabelli &         Director of Gabelli Advisers,      10
Trustee                                     Company,Inc.                               Inc.
Age: 60

KARL OTTO POHL             Since 1999**     Member of the Shareholder Committee        Director of Gabelli Asset          35
Trustee                                     of Sal. Oppenheim Jr. & Cie (Zurich)       Management Inc.;
Age: 75                                     (private investment bank); Former          Chairman of InCentive Capital
                                            President of the Deutsche Bundesbank       AG and InCentive Asset
                                            and Chairman of its Central Bank           Management AG (Zurich);
                                            Council (1980-1991)                        Director of Sal. Oppenheim
                                                                                       Jr. & Cie (Zurich) (private
                                                                                       investment bank)

NON-INTERESTED TRUSTEES/NOMINEES:
---------------------------------
DR. THOMAS E. BRATTER      Since 1999***    Director, President and Founder of                     --                      3
Trustee                                     The John Dewey Academy
Age: 65                                     (residential college preparatory
                                            therapeutic high school)

ANTHONY J. COLAVITA(4)     Since 1999*      Partner in the law firm of Anthony J.                  --                     37
Trustee                                     Colavita, P.C.
Age: 69

JAMES P. CONN(4)           Since 1999**     Former Managing Director and               Director of LaQuinta Corp.         14
Trustee                                     Chief Investment Officer of                (hotels) and First
Age: 67                                     Financial Security Assurance               Republic Bank
                                            Holdings Ltd. (insurance holding
                                            company) (1992-1998)

VINCENT D. ENRIGHT         Since 1999***    Former Senior Vice President and Chief     Director of Aphton                 14
Trustee                                     Financial Officer of KeySpan Energy        Corporation
Age: 61                                     Corp. (utility holding company)            (biopharmaceuticals)
                                            (1994-1998)

FRANK J. FAHRENKOPF, JR.   Since 1999*      President and Chief Executive              Director of First                   5
Trustee                                     Officer of the American Gaming             Republic Bank
Age: 65                                     Association; Partner in the law firm
                                            of Hogan & Hartson; Co-Chairman of
                                            the Commission on Presidential Debates;
                                            Former Chairman of the Republican
                                            National Committee

ROBERT J. MORRISSEY        Since 1999*      Partner in the law firm of Morrissey,                  --                     10
Trustee                                     Hawkins & Lynch
Age: 65

ANTHONY R. PUSTORINO       Since 1999**     Certified Public Accountant; Professor     Director of                        17
Trustee                                     Emeritus, Pace University                  Lynch Corporation
Age: 79                                                                                (diversified manufacturing)

                               TERM OF                                                                               NUMBER OF
                             OFFICE AND                                                                          PORTFOLIOS IN FUND
NAME, POSITION(S)             LENGTH OF                                                                               COMPLEX
    ADDRESS(1)                   TIME              PRINCIPAL OCCUPATION(S)             OTHER DIRECTORSHIPS            OVERSEEN
    AND AGE                   SERVED(2)            DURING PAST FIVE YEARS                HELD BY TRUSTEE             BY TRUSTEE
    -------                   ---------            ----------------------                ---------------             ----------
NON-INTERESTED TRUSTEES/NOMINEES:
---------------------------------
SALVATORE J. ZIZZA         Since 1999*      Chairman of Hallmark Electrical            Director of Hollis Eden            25
Trustee                                     Supplies Corp.                             Pharmaceuticals and
Age: 59                                                                                Earl Scheib, Inc.
                                                                                       (automotive services)
                                          TERM OF
                                        OFFICE AND
NAME, POSITION(S)                        LENGTH OF
    ADDRESS(1)                             TIME                            PRINCIPAL OCCUPATION(S)
    AND AGE                               SERVED                           DURING PAST FIVE YEARS
    -------                               ------                           ----------------------
OFFICERS:
---------
BRUCE N. ALPERT                         Since 2003                    Executive Vice President and Chief Operating
President and Treasurer                                               Officer of Gabelli Funds, LLC since 1988;
Age: 53                                                               Director and President of Gabelli Advisers, Inc.
                                                                      since 1998; Officer of all the registered investment
                                                                      companies in the Gabelli fund complex.

PETER D. GOLDSTEIN                      Since 2004                    Director of Regulatory Affairs for Gabelli Asset
Chief Compliance Officer                                              Management Inc. since 2004; Chief Compliance
Age: 51                                                               Officer of all the registered investment companies
                                                                      in the Gabelli fund complex; Vice President of
                                                                      Goldman Sachs Asset Management  from
                                                                      2000-2004; Deputy General Counsel of Gabelli
                                                                      Asset Management Inc. from 1998-2000.

JAMES E. MCKEE                          Since 1999                    Vice President, General Counsel and Secretary
Secretary                                                             of Gabelli Asset Management Inc. since 1999
Age: 41                                                               and GAMCO Investors, Inc. since 1993; Secretary
                                                                      of all of the registered investment companies
                                                                      advised by Gabelli Advisers, Inc. and Gabelli Funds, LLC

DAVID I. SCHACHTER                      Since 1999                    Vice President of The Gabelli Global Utility &
Vice President                                                        Income Trust since 2004; Vice President of
Age: 51                                                               Thomas J. Herzfeld Advisers, Inc. (a registered
                                                                      investment adviser and noted closed-end fund
                                                                      authority) prior to 1999.

----------
 (1) Address: One Corporate Center, Rye, New York 10580-1422, unless otherwise noted.

 (2) The Trust's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.

   * Nominee to serve, if elected, until the Trust's 2008 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

  ** Term continues until the Trust's 2006 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

 *** Term continues until the Trust's 2007 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

 (3) "Interested person" of the Trust as defined in the 1940 Act. Messrs. M. Gabelli, J. Gabelli and Pohl are each considered an "interested person" of the Trust because of their affiliation with Gabelli Funds, LLC which acts as the Trust's investment adviser, as officers or directors of other Gabelli Funds or an affiliated entity (and in the case of M. Gabelli, as a controlling shareholder). Messrs. Mario Gabelli and John Gabelli are brothers.

 (4)  As a Trustee, elected soley by the holders of the Trust's Preferred Stock.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE TRUST AND THE FUND COMPLEX FOR EACH TRUSTEE AND NOMINEE FOR ELECTION AS TRUSTEE

      Set forth in the table below is the dollar range of equity securities in the Trust beneficially owned by each Trustee and Nominee for election as Trustee and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Trustee and each Nominee for election as Trustee.

    NAME OF TRUSTEE/NOMINEE           DOLLAR RANGE OF EQUITY           AGGREGATE DOLLAR RANGE OF EQUITY
                                          SECURITIES HELD                      SECURITIES HELD
                                         IN THE TRUST*(1)                   IN FUND COMPLEX*(1)(2)
INTERESTED TRUSTEES:
--------------------

Mario J. Gabelli                                 E                                     E

John D. Gabelli                                  A                                     E

Karl Otto Pohl                                   A                                     A

NON-INTERESTED TRUSTEES/NOMINEES:
---------------------------------

Dr. Thomas E. Bratter                            A                                     E

Anthony J. Colavita**                            D                                     E

James P. Conn                                    D                                     E

Vincent D. Enright                               A                                     E

Frank J. Fahrenkopf, Jr.                         A                                     B

Robert J. Morrissey                              A                                     E

Anthony R. Pustorino**                           C                                     E

Salvatore J. Zizza                               E                                     E

----------
*  KEY TO DOLLAR RANGES
A. None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. Over $100,000

All shares were valued as of December 31, 2004.

** Messrs. Colavita and Pustorino each beneficially own less than 1% of the common stock of Lynch Corporation, each having a value of $14,500 as of December 31, 2004. Lynch Corporation may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Trust's Adviser.

(1) This information has been furnished by each Trustee and Nominee for election as Trustee as of December 31, 2004. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2) The "Fund Complex" includes all Funds that are considered part of the same fund complex as the Trust because they have common or affiliated investment advisers.

      Set forth in the table below is the amount of shares beneficially owned by each Trustee and Officer of the Trust.

                                              AMOUNT AND NATURE OF                PERCENT OF SHARES
NAME OF TRUSTEE OR NOMINEE                   BENEFICIAL OWNERSHIP(1)                OUTSTANDING(2)
--------------------------                   -----------------------                --------------
INTERESTED TRUSTEES:
--------------------

     Mario J. Gabelli                              544,555(3)                           1.9%
     John D. Gabelli                                   0                                  *
     Karl Otto Pohl                                    0                                  *

NON-INTERESTED TRUSTEES/NOMINEES:
---------------------------------

     Dr. Thomas E. Bratter                             0                                  *
     Anthony J. Colavita                            6,889 (4)                             *
                                        400 Series A Preferred Stock (5)                  *
     James P. Conn                                   5,543                                *
                                        1,000 Series A Preferred Stock                    *
     Vincent D. Enright                                0                                  *
     Frank J. Fahrenkopf, Jr.                          0                                  *
     Robert J. Morrissey                               0                                  *
     Anthony R. Pustorino                            2,183                                *
                                        1,000 Series A Preferred Stock                    *
     Salvatore J. Zizza                             17,420 (6)                            *

----------
(1) This information has been furnished by each Trustee and Nominee for election as Trustee as of December 31, 2004. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)

(2) of the 1934 Act. Reflects ownership of common shares unless otherwise noted.

(2) An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding.

(3) Includes 182,099 common shares owned by affiliates of the Adviser for which Mr. Gabelli disclaims beneficial ownership.

(4)   Comprised of 6,889 common shares owned by his spouse.

(5)   Includes 400 preferred shares owned by his spouse.

(6)   Includes 13,065 common shares owned by his sons.

      The Trust pays each Trustee who is not affiliated with the Adviser or its affiliates a fee of $3,000 per year plus $500 per meeting attended in person and by telephone, including committee meetings, together with the Trustee's actual out-of-pocket expenses relating to his attendance at such meetings. In addition, the Audit Committee Chairman receives an annual fee of $3,000 and the Nominating Committee Chairman receives an annual fee of $2,000. The aggregate remuneration (not including out-of-pocket expenses) paid by the Trust to such Trustees during the year ended December 31, 2004 amounted to $54,000. During the year ended December 31, 2004, the Trustees of the Trust met five times, one of which was a special meeting of Trustees. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

AUDIT COMMITTEE REPORT

      The role of the Trust's Audit Committee is to assist the Board of Trustees in its oversight of (i) the quality and integrity of Trust's financial statement reporting process and the independent audit and reviews thereof; (ii) the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; (iii) the Trust's compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm's qualifications, independence and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Trust's annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the "Charter") that was most recently reviewed and approved by the Board of Trustees on February 16, 2005.

      Pursuant to the Charter, the Audit Committee is responsible for conferring with the Trust's independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Trust's independent registered public accounting firm and overseeing the Trust's internal controls. The Charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP to the Trust and to the Adviser and certain of its affiliates. The Audit

Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Trust. As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Trust's independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Trustees and to the Audit Committee, as representatives of shareholders. The independent registered public accounting firm for the Trust reports directly to the Audit Committee.

      In performing its oversight function, at a meeting held on February 11, 2005, the Audit Committee reviewed and discussed with management of the Trust and PricewaterhouseCoopers LLP, the audited financial statements of the Trust as of and for the fiscal year ended December 31, 2004, and discussed the audit of such financial statements with the independent registered public accounting firm.

      In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting principles applied by the Trust and such other matters brought to the attention of the Audit Committee by the independent registered public accounting firm required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented. The Audit Committee also received from the independent registered public accounting firm the written disclosures and statements required by the SEC's independence rules, delineating relationships between the independent registered public accounting firm and the Trust and discussed the impact that any such relationships might have on the objectivity and independence of the independent registered public accounting firm.

      As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Trust's financial reporting procedures, internal control systems and the independent audit process.

      The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Trust for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or independent verification of the facts presented to it or representations made by management or the Trust's independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Trust's financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the financial statements are presented in accordance with generally accepted accounting principles (United States of America).

      Based on its consideration of the audited financial statements and the discussions referred to above with management and the Trust's independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Trust's Board of Trustees that the Trust's audited financial statements be included in the Trust's Annual Report for the fiscal year ended December 31, 2004.

      SUBMITTED BY THE AUDIT COMMITTEE OF THE TRUST'S BOARD OF TRUSTEES

      Anthony R. Pustorino, Chairman
      Vincent D. Enright
      Anthony J. Colavita

      February 16, 2005

      The Audit Committee met twice during the fiscal year ended December 31, 2004. The Audit Committee is composed of three of the Trust's independent (as such term is defined by the New York Stock Exchange, Inc.'s listing standards (the "NYSE Listing Standards")) Trustees, namely Messrs. Colavita, Enright and Pustorino. Each member of the Audit Committee has been determined by the Board of Trustees to be financially literate.

NOMINATING COMMITTEE

      The Board of Trustees has a Nominating Committee composed of three independent (as such term is defined by the NYSE Listing Standards) Trustees, namely Messrs. Colavita, Enright and Zizza. The Nominating Committee met once during the fiscal year ended December 31, 2004. The Nominating Committee is responsible for identifying and recommending to the Board of Trustees individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board of Trustees, the qualifications of the candidate and the interests of shareholders. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To recommend a candidate for consideration by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information:

      o The name of the shareholder and evidence of the shareholder's ownership of shares of the Trust, including the number of shares owned and the length of time of ownership;

      o The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Trustee of the Trust and the person's consent to be named as a Trustee if selected by the Nominating Committee and nominated by the Board of Trustees; and

      o If requested by the Nominating Committee, a completed and signed trustees' questionnaire.

      The shareholder recommendation and information described above must be sent to James E. McKee, the Trust's Secretary, c/o Gabelli Funds, LLC, and must be received by the Secretary no less than 120 days prior to the anniversary date of the Trust's most recent annual meeting of shareholders or, if the meeting has moved by more than 30 days, a reasonable amount of time before the meeting.

      The Nominating Committee believes that the minimum qualifications for serving as a Trustee of the Trust are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Trustees' oversight of the business and affairs of the Trust and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Trust. The Nominating Committee also seeks to have the Board of Trustees represent a diversity of backgrounds and experience.

      The Trust's Nominating Committee adopted a charter on May 12, 2004, and amended the charter on November 17, 2004. The charter can be found on the Trust's website at www.gabelli.com.

OTHER BOARD-RELATED MATTERS

      The Board of Trustees has established the following procedures in order to facilitate communications between the Board and the shareholders of the Trust and other interested parties.

RECEIPT OF COMMUNICATIONS

      Shareholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Trust at One Corporate Center, Rye, NY 10580-1422. To communicate with the Board electronically, shareholders may send an e-mail to gabellifundsboard@gabelli.com.

FORWARDING THE COMMUNICATIONS

      All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Trustees. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Trust and that are not in the nature of advertising, promotion of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Trustees or any committee or group of members of the Board, the General Counsel's office will make sufficient copies of the contents to send to each Trustee who is a member of the group or committee to which the envelope or e-mail is addressed.

      The Trust does not expect Trustees or Nominees for election as Trustee to attend the Annual Meeting of Shareholders.

      The following table sets forth certain information regarding the compensation of the Trust's Trustees and officers for the fiscal year ended December 31, 2004. Mr. Schachter is employed by the Trust and is not employed by the Adviser (although he may receive incentive-based variable compensation from affiliates of the Adviser). Officers of the Trust who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.

                               COMPENSATION TABLE
                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004

                                                                               TOTAL COMPENSATION FROM
                                             AGGREGATE COMPENSATION           THE TRUST AND FUND COMPLEX
NAME OF PERSON AND POSITION                      FROM THE TRUST             PAID TO TRUSTEES AND OFFICERS*
---------------------------                      --------------             ------------------------------
INTERESTED TRUSTEES:
--------------------
MARIO J. GABELLI, CFA                             $0                                 $0        (24)
Chairman of the Board and
Chief Investment Officer

JOHN D. GABELLI                                   $0                                 $0        (10)
Trustee

KARL OTTO POHL                                    $0                                 $5,085    (34)
Trustee

NON-INTERESTED TRUSTEES/NOMINEES:
---------------------------------
DR. THOMAS E. BRATTER                             $5,500                             $32,500    (3)
Trustee

ANTHONY J. COLAVITA                               $7,000                             $216,835  (36)
Trustee

JAMES P. CONN                                     $6,000                             $83,210   (13)
Trustee

VINCENT D. ENRIGHT                                $6,500                             $73,335   (13)
Trustee

FRANK J. FAHRENKOPF, JR.                          $5,500                             $53,500    (4)
Trustee

ROBERT J. MORRISSEY                               $5,500                             $54,500   (10)
Trustee

ANTHONY R. PUSTORINO                              $9,500                             $150,000  (17)
Trustee

SALVATORE J. ZIZZA                                $8,500                             $137,179  (24)
Trustee

OFFICERS:
---------
DAVID I. SCHACHTER                                $150,000                           $150,000   (1)
Vice President

----------
* Represents the total compensation paid to such persons during the calendar year ended December 31, 2004 by investment companies (including the Trust) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Trust because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies and portfolios.

REQUIRED VOTE

      The election of each of the listed Nominees for Trustee of the Trust requires the affirmative vote of the holders of a plurality of the applicable class or classes of Shares of the Trust represented at the Meeting if a quorum is present.

      THE  BOARD  OF  TRUSTEES,   INCLUDING   THE   "NON-INTERESTED"   TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

                             ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      PricewaterhouseCoopers, 300 Madison Avenue, New York, NY 10017, has been selected to serve as the Trust's independent registered public accounting firm for the Trust's fiscal year ending December 31, 2005. PricewaterhouseCoopers acted as the Trust's independent registered public accounting firm for the fiscal year ended December 31, 2004. The Trust knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Trust. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

      Set forth in the table below are audit fees and non-audit related fees billed to the Trust by PricewaterhouseCoopers for professional services received during and for the Trust's fiscal years ended December 31, 2003 and 2004, respectively.

       FISCAL YEAR ENDED                     AUDIT-RELATED
         DECEMBER 31        AUDIT FEES*         FEES**         TAX FEES***     ALL OTHER FEES
         -----------        -----------         ------         -----------     --------------
            2003          $56,246              $6,500           $2,450               --
            2004          $35,801             $13,400           $2,550               --

* Includes non-recurring fees billed by PricewaterhouseCoopers to the Trust in connection with the initial offering of each series of Preferred Stock and of rights offerings of the Trust.

** "Audit-Related Fees" are those fees billed to the Trust by PricewaterhouseCoopers in connection with the preparation of Preferred Shares Reports to Moody's Investors Service, Inc. and Standard & Poor's Ratings Services.

*** "Tax Fees" are those fees billed by PricewaterhouseCoopers in connection with tax compliance services, including primarily the review of the Trust's income tax returns.

      The Trust's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Trust, and all non-audit services to be provided by the independent registered public accounting firm to the Trust's Adviser and service providers controlling, controlled by or under common control with the Trust's Adviser ("affiliates") that provide on-going services to the Trust (a "Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Trust. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his decisions(s) to the Audit Committee, at its next regularly scheduled meeting after the Chairman's pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee's pre-approval responsibilities to other persons (other than the Adviser or the Trust's officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Trust, the Adviser and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Trust to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit-related and tax services described above for which PricewaterhouseCoopers billed the Trust fees for the fiscal years ended December 31, 2003 and December 31, 2004 were pre-approved by the Audit Committee.

      For The Trust's fiscal year ended December 31, 2004, PricewaterhouseCoopers has represented to the Trust that it did not provide any non-audit services (or bill any fees for such services) to the Adviser or any affiliates thereof that provide services to the Trust.

THE INVESTMENT ADVISER AND ADMINISTRATOR

      Gabelli Funds, LLC is the Trust's Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Trust's officers and Trustees, officers and directors of the Adviser, affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Trust's securities to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange, Inc. and to furnish the Trust with copies of all Section 16(a) forms they file. Based solely on the Trust's review of the copies of such forms it received for the calendar year ended December 31, 2004, the Trust believes that during the year ended 2004, such persons complied with all such applicable filing requirements.

BROKER NON-VOTES AND ABSTENTIONS

      For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

      The affirmative vote of a plurality of votes cast for each Nominee by the shareholders entitled to vote for a particular Nominee is necessary for the election of a Trustee. Abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

      Shareholders of the Trust will be informed of the voting results of the Meeting in the Trust's Semi-Annual Report dated June 30, 2005.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      The Trustees of the Trust do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                             SHAREHOLDER PROPOSALS

      All proposals by shareholders of the Trust which are intended to be presented at the Trust's next Annual Meeting of Shareholders to be held in 2006, must be received by the Trust for consideration for inclusion in the Trust's proxy statement and proxy relating to that meeting no later than December 16, 2005. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 under the 1934 Act.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

COMMON                  THE GABELLI UTILITY TRUST                         COMMON

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Utility Trust (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at The Round Hill Room, Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870 on Monday, May 9, 2005 at 11:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------
--------------------------------------
--------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------
--------------------------------------
--------------------------------------


COMMON                  THE GABELLI UTILITY TRUST                         COMMON

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Utility Trust (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at The Round Hill Room, Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870 on Monday, May 9, 2005 at 11:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------
--------------------------------------
--------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------
--------------------------------------
--------------------------------------

                                                                            3555

X  PLEASE MARK
   VOTES AS IN
   THIS EXAMPLE.

1. To elect three (3) Trustees of the Trust:
(01) FRANK J. FAHRENKOPF, JR.
(02) ROBERT J. MORRISSEY
(03) SALVATORE J. ZIZZA

For All
Nominees

Withhold

For All
Except
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

----------------------------------------
      THE GABELLI UTILITY TRUST
----------------------------------------
          COMMON SHAREHOLDER

Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this proxy.

Signature:------------ Date:--------- Co-owner:-------------- Date:-------------


                                                                            3555

X  PLEASE MARK
   VOTES AS IN
   THIS EXAMPLE.

1. To elect three (3) Trustees of the Trust:
(01) FRANK J. FAHRENKOPF, JR.
(02) ROBERT J. MORRISSEY
(03) SALVATORE J. ZIZZA

For All
Nominees

Withhold

For All
Except
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

----------------------------------------
      THE GABELLI UTILITY TRUST
----------------------------------------
          COMMON SHAREHOLDER

Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this proxy.

Signature:------------ Date:--------- Co-owner:-------------- Date:-------------

SERIES A                        THE GABELLI UTILITY TRUST               SERIES A
PREFERRED                                                              PREFERRED

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Utility Trust (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at The Round Hill Room, Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870 on Monday, May 9, 2005 at 11:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------
--------------------------------
--------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------
--------------------------------
--------------------------------

SERIES A                        THE GABELLI UTILITY TRUST               SERIES A
PREFERRED                                                              PREFERRED

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Utility Trust (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at The Round Hill Room, Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870 on Monday, May 9, 2005 at 11:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------
--------------------------------
--------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------
--------------------------------
--------------------------------

                                                                            3636
X  PLEASE MARK
   VOTES AS IN
   THIS EXAMPLE.

1. To elect four (4) Trustees of the Trust:
(01) ANTHONY J. COLAVITA
(02) FRANK J. FAHRENKOPF,  JR.
(03) ROBERT J. MORRISSEY
(04) SALVATORE J. ZIZZA

For All
Nominees

Withhold

For All
Except
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

-----------------------------------------
      THE GABELLI UTILITY TRUST
-----------------------------------------
    SERIES A PREFERRED SHAREHOLDER

Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this proxy.

Signature:-------------- Date:---------- Co-owner:--------------- Date:---------

                                                                            3636
X  PLEASE MARK
   VOTES AS IN
   THIS EXAMPLE.

1. To elect four (4) Trustees of the Trust:
(01) ANTHONY J. COLAVITA
(02) FRANK J. FAHRENKOPF,  JR.
(03) ROBERT J. MORRISSEY
(04) SALVATORE J. ZIZZA

For All
Nominees

Withhold

For All
Except
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

-----------------------------------------
      THE GABELLI UTILITY TRUST
-----------------------------------------
    SERIES A PREFERRED SHAREHOLDER

Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this proxy.

Signature:-------------- Date:---------- Co-owner:--------------- Date:---------

SERIES B                        THE GABELLI UTILITY TRUST               SERIES B
PREFERRED                                                              PREFERRED

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Utility Trust (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at The Round Hill Room, Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870 on Monday, May 9, 2005 at 11:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-----------------------------------
-----------------------------------
-----------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------
-----------------------------------
-----------------------------------

SERIES B                        THE GABELLI UTILITY TRUST               SERIES B
PREFERRED                                                              PREFERRED

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Utility Trust (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at The Round Hill Room, Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870 on Monday, May 9, 2005 at 11:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-----------------------------------
-----------------------------------
-----------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------
-----------------------------------
-----------------------------------

                                                                            3555
X  PLEASE MARK
   VOTES AS IN
   THIS EXAMPLE.

1. To elect four (4) Trustees of the Trust:
(01) ANTHONY J. COLAVITA
(02) FRANK J. FAHRENKOPF,  JR.
(03) ROBERT J. MORRISSEY
(04) SALVATORE J. ZIZZA

For All
Nominees

Withhold

For All
Except
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

---------------------------------------
     THE GABELLI UTILITY TRUST
---------------------------------------
    SERIES B PREFERRED SHAREHOLDER

Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this proxy.

Signature:--------------- Date:------------ Co-owner:------------ Date:---------


                                                                            3555
X  PLEASE MARK
   VOTES AS IN
   THIS EXAMPLE.

1. To elect four (4) Trustees of the Trust:
(01) ANTHONY J. COLAVITA
(02) FRANK J. FAHRENKOPF,  JR.
(03) ROBERT J. MORRISSEY
(04) SALVATORE J. ZIZZA

For All
Nominees

Withhold

For All
Except
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

---------------------------------------
     THE GABELLI UTILITY TRUST
---------------------------------------
    SERIES B PREFERRED SHAREHOLDER

Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this proxy.

Signature:--------------- Date:------------ Co-owner:------------ Date:---------